UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2006

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois

60093-2753

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:       (847) 646-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

Filed as part of this Current Report on Form 8-K are the consolidated balance sheets of Kraft Foods Inc. and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of earnings, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2005 (the “Financial Statements”), the independent registered public accounting firm’s report thereon and the statement regarding computation of ratios of earnings to fixed charges.  The Financial Statements and the independent registered public accounting firm’s report will be incorporated by reference in Kraft Foods Inc.’s Annual Report on Form 10-K for the year ended December 31, 2005.

Item 9.01.      Financial Statements and Exhibits.

The Financial Statements, together with the independent registered public accounting firm’s report thereon, are included herein.

(c) Exhibits

12	Statement regarding computation of ratios of earnings to fixed charges.

23	Consent of independent registered public accounting firm.

99.1	Financial Statements.

99.2	Report of management on internal control over financial reporting.

99.3	Report of independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

	By:	/s/ JAMES P. DOLLIVE
	Name:	James P. Dollive
	Title:	Executive Vice President and
Chief Financial Officer

DATE: February 7, 2006

EXHIBIT INDEX

Exhibit No.

12	Statement regarding computation of ratios of earnings to fixed charges.

23	Consent of independent registered public accounting firm.

99.1	Financial Statements.

99.2	Report of management on internal control over financial reporting.

99.3	Report of independent registered public accounting firm.